AMENDMENT TO MANAGEMENT AGREEMENT

         AMENDMENT as of January 1, 1997, to the Management Agreement dated as of January 1, 1995, as amended, (the "Management Agreement"), between ASSET INVESTORS CORPORATION, a Maryland corporation (the "Company"), and FINANCIAL ASSET MANAGEMENT LLC, a Colorado corporation (the "Manager"), assigned from Financial Asset Management Corporation on April 1, 1996.

                                    RECITALS

      A. The Company and the Manager entered into the Management Agreement pursuant to which the Manager performs the duties and responsibilities set forth in the Management Agreement, subject to the supervision of the Company's Board of Directors; and

      B. The Company desires to engage the Manager to perform the duties and responsibilities set forth in the Management Agreement on the terms set forth in the Management Agreement and this Amendment and the Manager desires to be so engaged for an additional one-year term.

         NOW, THEREFORE, in consideration for the mutual agreements herein set forth, the parties hereto agree as follows:

            1. Section 16 of the Management Agreement is amended and restated hereby as follows:

            "This Agreement shall continue in force until December 31, 1997, unless otherwise renewed or extended."

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


[CORPORATE SEAL]                            ASSET INVESTORS CORPORATION



ATTEST:                                     By: /s/Leslie B. Fox
                                               ----------------------------
 /s/John C. Singer                              Name:    Leslie B. Fox
-----------------------------                   Title:   President and Chief
John C. Singer, Secretary                                Operating Officer

                                            FINANCIAL ASSET MANAGEMENT LLC



                                            By: /s/Kevin J. Nystrom
                                               ------------------------------
                                                Name:  Kevin J. Nystrom
                                                Title: Senior Vice President and
                                                       Chief Financial Officer